UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) July 6, 2010

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in Charter)

Florida	000-20997	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Board of Directors and management of SRI/Surgical Express, Inc. (the “Company”) desire to update its shareholders on the status of the Company’s turnaround strategy. An update is attached hereto as Exhibit 99.1.

In addition, the Company will resume hosting quarterly conference calls to discuss its quarterly results, beginning with a call to discuss its results for the second quarter of 2010. Additional details regarding the date and time of each quarterly conference call, as well as instructions for accessing the call, will be announced before each call.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	SRI Surgical – Strategic Transition

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: July 6, 2010	By:	/s/ Mark Faris
Mark Faris
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	SRI Surgical – Strategic Transition